TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Short Duration Portfolio
(the “Portfolios” each a “Portfolio”)
TCU Shares
Investor Shares
Supplement to the Portfolio’s Prospectus dated December 31, 2018
(the “Prospectus”)

1.	Effective April 18, 2019, the table under “Other Investment Practices and Securities” in the Portfolios’ Prospectus is replaced by the following:

No specific percentage limitation on usage; limited only by the objectives and strategies of the Portfolio - Not permitted	Ultra-Short Duration Portfolio	Short Duration Portfolio
Investment Practices
Investment Company Securities	-	●(1)
Mortgage Dollar Rolls	●	●
Repurchase Agreements	●	●
Securities Lending	●(2)	●(2)
Reverse Repurchase Agreements	●(3)	●(3)
When-Issued Securities	●	●
Investment Securities
Bank Obligations(4)	●	●
Custodial Receipts	●	●
U.S. Government Securities	●	●
Inverse Floating Rate Securities	●	●
Federal Funds(5)
Mortgage-Related Securities	●	●
Adjustable Rate Mortgage Loans	●	●
Fixed Rate Mortgage Loans	●	●
Collateralized Mortgage Obligations	●	●
Government Mortgage-Related Securities	●	●
Multiple Class Mortgage-Related Securities

(1)
The Short Duration Portfolio may invest up to 10% of its total assets in the securities of other investment companies with policies limiting their investments to those authorized for federally chartered credit unions.

(2)	With respect to no more than 5% of net assets.
(3)	Reverse repurchase agreements are considered borrowings by a Portfolio and are subject to the limitations on borrowing applicable to each Portfolio.
(4)	The Portfolios may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. or foreign banks with total assets exceeding $1 billion.
(5)	The Portfolios may make unsecured loans of federal funds to U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks).

2.
Effective April 18, 2019, the disclosure under “Appendix A - Additional Information on Portfolio Risks, Securities and Techniques - B. Portfolio Securities and Techniques - Repurchase Agreements” is replaced by the following:

Repurchase Agreements and Reverse Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of its repurchase obligation.

If the other party or “seller” defaults or becomes insolvent, a Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable.

A repurchase agreement may permit each Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the repurchase agreement with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the repurchase agreement counterparty’s bankruptcy or insolvency. Pursuant to the terms of the repurchase agreement, a Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. Upon a bankruptcy or insolvency of the repurchase agreement counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

Master Repurchase Agreements (“MRAs”) permit each Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolios, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

The Portfolios may also engage in reverse repurchase transactions in which a Portfolio sells its securities and simultaneously agrees to repurchase the securities at a specified time and price. Reverse repurchase transactions are considered to be borrowings by a Portfolio.

3.	Effective April 18, 2019, the 4th bullet point under “What Else Do I Need to Know about Redemptions?” in the “Shareholder Guide” section of the Prospectus is deleted and replaced with the following:

It is expected that payment of redemption proceeds will be made from uninvested cash or short-term investment proceeds, proceeds from the sale of portfolio securities or short-term borrowings by a Portfolio.

Please retain this Supplement for future reference.
This Supplement is dated April 23, 2019.

TRUST FOR CREDIT UNIONS
Ultra-Short Duration Portfolio
Short Duration Portfolio
(the “Portfolios” each a “Portfolio”)
TCU Shares
Investor Shares
Supplement to the Portfolio’s Statement of Additional Information dated December 31, 2018
(the “SAI”)

Effective April 18, 2019, the disclosure under “Other Investment Practices, Securities and Risks - Repurchase Agreements” in the Portfolios’ SAI is replaced by the following:
Repurchase Agreements and Reverse Repurchase Agreements

Each Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Portfolio’s acquisition of the securities and normally would be within a shorter period of time. The Portfolios generally intend to enter into repurchase agreements that terminate within seven days’ notice by a Portfolio. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Portfolio’s money will be invested in the securities, and will not be related to the coupon rate of the purchased securities. During the term of the repurchase agreement, ALM First will require the seller to maintain the value of the securities subject to the agreement in an amount that equals or exceeds the repurchase price.

For purposes of the 1940 Act, and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that a Portfolio does not have a perfected security interest in the securities, the Portfolio may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Portfolios utilize custodians and subcustodians that ALM First believes follow customary securities industry practice with respect to repurchase agreements; however, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Portfolio may not recover the full amount it paid for the securities.

A Portfolio that enters into a repurchase agreement bears the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.
Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price. The Portfolio would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. Whenever a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities until the repurchase date that are equal in value to the repurchase price (including accrued interest). The Portfolios will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements may be considered to be borrowings by the Portfolios under the 1940 Act.
Please retain this Supplement for future reference.
This Supplement is dated April 23, 2019.

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